EXHIBIT 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Manny Dhinsa, President, Chief Executive Officer, Secretary and Treasurer of Strata Oil & Gas Inc. (the “Company”), certify, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 20-F of the Company for the fiscal year  ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 20-F fairly presents, in all material respects, the financial condition and  results of operations of the Company.

Dated:  July 10, 2009

By:	/s/ Manny Dhinsa
Name:	Manny Dhinsa
Title:	President, Chief Executive Officer, Secretary, and Treasurer
(Principal Executive Officer
and Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.